FIRST COMMONWEALTH FINANCIAL CORPORATION Ferris, Baker Watts, Inc. Investor Presentation August 8, 2007 Exhibit 99.1

FORWARD-LOOKING STATEMENT
The matters discussed in this presentation contain forward-looking statements that describe First Commonwealth’s future plans, strategies and expectations.  All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond the control of First Commonwealth and which may cause actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements. Such risks and uncertainties include, among other things, the following:
•
Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly.
•
Adverse changes in the economy or business conditions, either nationally or in our market areas, could increase credit-related losses and expenses and/or limit growth.
•
Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and related expenses.
•
Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses.
•
The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment.
•
Changes in legislative or regulatory requirements applicable to us and our subsidiaries could increase costs, limit certain operations and adversely affect results of operations.
•
Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our
customers’
businesses.
•
Other risks and uncertainties described in this report and the other reports that we file with the Securities and
Exchange Commission, including our most recent Annual Report on Form 10-K.
In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements discussed in this presentation. First Commonwealth undertakes no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Company Overview
Our Challenges
Our Leadership
Strategic Plan – Back to Basics
Household Growth and Retention
Market Demographics and Opportunities
Alignment
Financial Presentation
PRESENTATION OUTLINE

Company Overview
Full Service Financial Institution (with origins
dating back to 1866)
Total assets of $5.7 billion at June 30, 2007
111 branches serving 15 Western and Central
Pennsylvania counties
Fifth largest deposit market share among
Pennsylvania-based banks
15 years listed on the New York Stock
Exchange (FCF)
Ranked as 76
th
largest U.S. Bank (total assets)

5 Our Challenges Tough Interest Rate Environment Inverted Yield Curve Stabilized Net Interest Margin Credit Quality Mature Markets

Our Leadership
14
35
45
31
29
25
29
14
Senior Vice President
Strategic Resources
Thaddeus J. Clements
35
Senior Vice President
Investments
R. John Previte
45
Senior Vice President
Secretary and Treasurer
David R. Tomb, Jr. Esq.
13
Executive Vice President
Chief Audit Executive
William R. Jarrett
29
Executive Vice President
Chief Information Officer
Sue A. McMurdy
1
Executive Vice President and
Chief Financial Officer
Edward J. Lipkus III
27
President and
Chief Executive Officer
John J. Dolan
Officer Title
Industry
Experience
(years)
Years with First
Commonwealth

7 First Commonwealth will be the financial services organization of “First Choice” for our marketplace. Strategic Plan – Back to Basics

8 Exceptional Products + Exceptional Service delivered by Exceptional People Strategic Plan – Back to Basics FIRST CHOICE =

Convenience
Doing it “Right the First Time”
Enhanced Web-Banking
More branch and ATM locations
Expanded branch hours in selected market areas
7 day-a-week availability
Strategic Plan – Back to Basics

Household Growth and Retention
Household Retention
1 out of 7 looking for a new bank
Reduced Consumer Household Attrition Rate
from 14% to 9% in less than 1 year
Household Growth
Improvement over 2006
Household Opportunities
Butler, Washington and Allegheny Counties

Market Demographics and Opportunities
Market Demographics - First Commonwealth Financial Corporation
Corporate Headquarters: Indiana, Pennsylvania
Pennsylvania (PA)
County
Market
Rank
Number
of
Branches
Company
Deposits
in Market
($000)
Total Deposits
in Market ($000)
Deposit
Market
Share
(%)
Percent of
Franchise
(%)
Median
HH
Income
2006
($)
HH
Income
Change
2000-2006
(%)
Projected
HH Income
Change
2006-2011
(%)
Allegheny
6 33 1,089,036 43,912,742
2.48
25.37 48,435 26.41 20.93
Westmoreland 2 17 806,960 6,299,454 12.81 18.80 46,332 24.85 18.76
Indiana 2 9 569,272 1,929,082 29.51 13.26 36,589 21.04 16.29
Cambria 3 10 434,499 2,427,369 17.90 10.12 37,288 23.61 19.68
Clearfield 2 5 241,613 1,242,865 19.44 5.63 37,899 21.03 16.57
Blair 4 7 224,626 1,886,029 11.91 5.23 40,939 24.08 17.47
Lawrence 6 5 174,219 1,443,405 12.07 4.06 40,873 22.67 17.90
Somerset 3 6 161,791 1,093,182 14.80 3.77 37,259 20.70 16.32
Jefferson 2 3 127,016 777,808 16.33 2.96 38,151 20.09 16.50
Butler
9 4 115,891 2,779,161
4.17
2.70 52,300 23.23 19.13
Elk 3 3 113,900 602,008 18.92 2.65 46,546 23.43 17.65
Bedford 4 3 89,319 605,963 14.74 2.08 38,576 18.45 15.23
Armstrong 6 2 72,010 1,046,657 6.88 1.68 38,529 22.26 16.75
Washington
11 3 57,272 3,310,520
1.73
1.33 47,616 26.35 20.31
Beaver 10 1 15,990 2,103,947 0.76 0.37 46,228 24.82 17.84
PA Totals 111 4,293,414 71,460,192 6.01           100.00
Weighted Average: Pennsylvania  Franchise 42,987 23.73 18.58
Aggregate: Entire State of Pennsylvania 50,132 24.99 19.99
Aggregate: National 51,546 22.25 17.77

Ownership: Current
Data Courtesy of SNL Financial

Market Demographics and Opportunities
Allegheny, Butler and Washington Counties
Number of Households 695,179
Total Market Deposits $50 Billion
Median HH Income $47,616 - $52,300
Other Counties in our footprint…
Number of Households 566,902
Total Market Deposits $21.5 Billion
Median HH Income $36,589 - $46,546
Source: SNL Financial – Market Share Demographics
AnySite – Household Information

Market Demographics and Opportunities

14 Market Demographics and Opportunities Target Market Segments Women’s Segment Young Savers Segment Affluent & Emerging Affluent Segment Wealth Preservation & Transfer Segment

Aligning Shareholders’ Interests with Compensation
Alignment
“I also promise a disciplined approach to aligning
shareholders’ interests with compensation. Going
forward, our compensation philosophy will emphasize
and reward exceptional performance.”
- John J. Dolan
Excerpt from 2007
Annual Meeting of Shareholders
April 16, 2007

16 Q305 Q405 Q106 Q206 Q306 Q406 Q107 Q207 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% FCF PEER AVG Net Interest Margin Source: SNL Financial

Loan Composition – as of June 30, 2007 ($ millions)
Loans
Real Estate - Construction 124           3%
Real Estate - Residential 1,288         35%
Real Estate - Commercial 900           25%
Commercial, Industrial,
Financial, Agricultural 867           24%
Consumer 496           13%
Total 3,675         100%
Loan Composition
3%
35%
25%
24%
13%
Real Estate -
Construction
Real Estate -
Residential
Real Estate -
Commercial
Commercial, Industrial,
Financial, Agricultural
Consumer

18 Real Estate - Residential 28% 29% 33% 33% 36% 35% 0% 5% 10% 15% 20% 25% 30% 35% 40% 2002 2003 2004 2005 2006 Q2 07 Loans goal

Investment Composition
No exposure to Sub-Prime Lending
MBS are AAA
MBS are valued using Interactive Data, a
nationally recognized pricing service
Investments
Treasuries/Agencies,
11%
HTM MBS, 0%
AFS Muni (tax free),
14%
HTM Muni (tax free), 5%
AFS Corporates, 8%
Other, 3%
AFS MBS/CMO, 59%

20 Funding Sources December 31, 2005 3,997 73% 666 12% 800 15% June 30, 2007 4,408 86% 147 3% 576 11% Deposits Short-term Borrowings Long-term Debt ($ millions)

DEPOSIT COMPOSITION – as of June 30, 2007 ($ millions)
Deposits
Savings/MMDA,
38%
Interest DDA, 2%
Non-Interest DDA,
12%
Time Deposits,
48%
Non-Interest DDA 530 $       12%
Interest DDA 109 $       2%
Savings/MMDA 1,652 $     38%
Time Deposits 2,117 $     48%
Total 4,408 $     100%

22 Earnings Per Share (Diluted) EPS and Net Income Net Income (dollars in thousands)

23 Commercial Loan Relationships Commercial Lending Expansion Plans Include: Loan Production Offices in targeted markets Participations Loan Finders Maintain Lending Standards

Asset Quality
.27%*
.42%*
Source:  SNL Financial
*Excludes $32.4 million for two credit
relationships
0.00
0.30
0.60
0.90
1.20
1.50
2004Y 2005Y 2006Y YTD
NPLs / Total Loans
Peer Group Average First Commonwealth
0.00
0.20
0.40
0.60
0.80
1.00
2004Y 2005Y 2006Y YTD
NPAs/Assets
0.00
0.20
0.40
2004Y 2005Y 2006Y YTD
NCOs/Average Loans

Capital Levels
Supports a strong dividend in challenging times
Flexibility
Expand Lending and Investment programs
Pursue Merger and Acquisition opportunities
Consider additional buyback programs
Capital

26 Dividends Paid $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 Dividend Growth Per Share (adjusted for stock splits) Recognized by Mergent as a “Dividend Achiever” Current Dividend Yield > 7%

27 1. Strong Leadership/Revenue Driven Strategy 2. Consistent Dividend Growth 3. Strong Dividend Yield and Capital Base Summary

APPENDIX
PEER GROUP
Sun Bancorp, Inc. SNBC
F.N.B Corporation FNB
S&T Bancorp, Inc. STBA
United Bankshares, Inc. UBSI
Park National Corporation  PRK
First Financial Bancorp FFBC
WesBanco, Inc. WSBC
Harleysville National Corporation HNBC
National Penn Bancshares, Inc. NPBC
NBT Bancorp Inc. NBTB
Provident Bankshares Corporation PBKS
Fulton Financial Corporation FULT
Community Bank System, Inc. CBU
Susquehanna Bancshares, Inc. SUSQ
FirstMerit Corporation FMER

29 Questions? On behalf of everyone at First Commonwealth. . . Thank you for your interest in our Company!